SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 19, 2007

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or Other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification No.)

6600 Highland Road, Suite 24 Waterford, Michigan (Address of principal executive office)	48327 (Zip Code)

Registrant’s telephone number,
including area code: (248) 625-8585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.      Results of Operations and Financial Condition.

On October 19, 2007, Clarkston Financial Corporation issued a press release announcing results for the third quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.      Financial Statements and Exhibits.

Exhibit

99.1	Press release dated October 19, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2007	CLARKSTON FINANCIAL CORPORATION (Registrant) Bt: /s/ James W. Distelrath —————————————— James W. Distelrath Chief Financial Officer